Exhibit 10.15

EXECUTION VERSION

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of February 20, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC., a Delaware corporation (the “Parent Borrower”), the Revolving Credit Lenders party hereto, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer under the Credit Agreement, dated as of September 28, 2012 (as amended by Amendment No. 1, dated as of February 6, 2013, and as otherwise amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.01(g) of the Credit Agreement permits certain amendment of the Credit Agreement with consent of the Administrative Agent, the Parent Borrower and certain Required Facility Lenders;

WHEREAS, the Parent Borrower and the Required Facility Lenders under the Revolving Credit Facility wish to make the amendment set forth in Section 1 below pursuant to an amendment authorized by Section 10.01 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.	Amendments Relating to Revolving Credit Loans.

Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 2” means Amendment No. 2 to this Agreement dated as of February 20, 2013.

“Amendment No. 2 Effective Date” means February 20, 2013, the date on which all conditions precedent set forth in Section 3 of Amendment No. 2 are satisfied.

“First Extended Revolving Credit Commitments” has the meaning specified in Section 2.16(f).

“First Non-Extended Revolving Credit Commitments” has the meaning specified in Section 2.16(f).

(b) Section 2.16 of the Credit Agreement is hereby amended by adding the following clause (f) to the end thereof:

“(f) Notwithstanding the foregoing, the first Extension Amendment after Closing Date, may provide (i) that all borrowings under the applicable Revolving Credit Commitments (i.e., the Existing Revolver Tranche and the Extended Revolving Credit Commitments (such first tranche of Extended Revolving Credit Commitments, the “First Extended Revolving Credit Commitments”, and the non-extending portion of such Existing Revolver Tranche, the “First Non-Extended Revolving Credit Commitments”)) and repayments thereunder shall not be required to be made on a pro rata basis; (ii) that the First Non-Extended Revolving Credit Commitments shall not participate in any Letters of Credit or Swing Line Loans; and (iii) (w) for amendments to Sections 2.14(e)(ii)(B), (C), (D) and (F) such that any references to Revolving Credit Commitments existing on the Incremental Facility Closing Date may be changed to First Extended Revolving Credit Commitments, (x) amendments to clauses (1), (2) and (4) to Section 2.15, such that any references to Revolving Commitments may be changed to First Extended Revolving Credit Commitments and (y) amendments to clause (iv) to Section 2.16(b) such that borrowings and repayments of Extended Revolving Credit Commitments (including the First Extended Revolving Credit Commitments) must be made on a pro rata basis (subject to the exceptions set forth in the parenthetical therein) with all other Revolving Credit Commitments other than the First Non-Extended Revolving Credit Commitments.”

Section 2.	Representations and Warranties.

The Parent Borrower represents and warrants to the Lenders as of the date hereof and the Amendment No. 2 Effective Date that:

(a) Before and after giving effect to this Amendment, the representations and warranties of the Parent Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(b) At the time of and after giving effect to this Amendment, no Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

Section 3.	Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(1) counterparts of this Amendment executed by (A) the Parent Borrower, (B) the Administrative Agent and (C) the Required Facility Lenders under the Revolving Credit Facility.

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1) an opinion of Ropes & Gray LLP, New York counsel to the Parent Borrower, dated the Amendment No. 2 Effective Date and addressed to the Administrative Agent and the Lenders, in a form reasonably satisfactory to the Administrative Agent;

(2) (A) certificates of good standing (to the extent such concept exists in the Parent Borrower’s state of organization) from the applicable secretary of state of the state of organization of the Parent Borrower, and (B) a certificate of a Responsible Officer of the Parent Borrower dated the Amendment No. 2 Effective Date and certifying to the effect that (w) the certificate or articles of incorporation or organization of the Parent Borrower delivered on the Amendment No. 1 Effective date have not been amended since the Amendment No. 1 Effective Date and that such certificate or articles are in full force and effect, (x) the by-laws or operating agreements of the Parent Borrower delivered on the Amendment No. 1 Effective date have not been amended since the Amendment No. 1 Effective Date and are in full force and effect and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the Parent Borrower authorizing the execution, delivery and performance of Amendment No. 2, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and

(3) a certificate signed by a Responsible Officer of the Parent Borrower certifying that (x) before and after giving effect to this Amendment, the representations and warranties of the Parent Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date and (y) at the time of and after giving effect to this Amendment, no Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

(c) To the extent reasonably requested by a Revolving Credit Lender in writing not less than five (5) Business Days prior to the Amendment No. 2 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Parent Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

The Administrative Agent shall notify the Parent Borrower and the Revolving Credit Lenders of the Amendment No. 2 Effective Date and such notice shall be conclusive and binding.

Section 4.	Expenses.

The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 5.	Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.	Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.16 and 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 7.	Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.	Reaffirmation.

The Parent Borrower hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

Section 9.	Effect of Amendment; References to the Credit Agreement.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment No. 2 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 2 Effective Date, the Credit Agreement as amended hereby.

Section 10.	Lender Signatures.

Each Revolving Credit Lender that executes a signature page to this Amendment shall be deemed to have approved this Amendment. Each Revolving Credit Lender signatory to this Amendment agrees that such Revolving Credit Lender shall not be entitled to receive a copy of any other Revolving Credit Lender’s signature page to this Amendment, but agrees that a copy of such signature page may be delivered to the Borrowers and the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PAR PHARMACEUTICAL COMPANIES, INC., as the Parent Borrower

By:

	Name:	Michael Tropiano
	Title:	Executive Vice President and Chief Financial Officer

[Amendment No. 2]

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

By:

	Name:	Keri Shull
	Title:	Director

[Amendment No. 2]

BANK OF AMERICA, N.A., as Lender

By:

	Name:	Keri Shull
	Title:	Director

[Amendment No. 2]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender

By:

	Name:	SHIREEN LOH
	Title:	ASSISTANT VICE PRESIDENT

By:

	Name:	DAVID REID
	Title:	DIRECTOR

[Amendment No. 2]

GOLDMAN SACHS BANK USA, as Lender

By:

	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[Amendment No. 2]

CITIBANK, N.A., as Lender

By:

	Name:	Kirkwood Roland
	Title:	Director & Vice President

[Amendment No. 2]

ROYAL BANK OF CANADA, as Lender

By:

	Name:	William J. Caggiano
	Title:	Authorized Signatory

[Amendment No. 2]

BANK OF MONTREAL, as Lender

By:

	Name:	Philip Langheim
	Title:	Managing Director

[Amendment No. 2]

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:

	Name:	Andrew D Moore
	Title:	Duly Authorized Signatory

[Amendment No. 2]